UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2021

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-866-249-3302

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	NYSE
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Wells Fargo & Company (the “Company”) held its annual meeting of shareholders on April 27, 2021. At the meeting, shareholders elected all 12 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2021 proxy statement; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021. The shareholders did not approve the four shareholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

DIRECTOR	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven D. Black	2,897,269,536	98.32%	49,633,103	15,919,530	457,016,257
Mark A. Chancy	2,898,994,231	98.37%	47,906,184	15,921,754	457,016,257
Celeste A. Clark	2,895,618,857	98.20%	52,962,887	14,240,426	457,016,257
Theodore F. Craver, Jr.	2,894,514,795	98.22%	52,342,397	15,964,978	457,016,257
Wayne M. Hewett	2,840,377,093	96.38%	106,680,488	15,764,588	457,016,257
Maria R. Morris	2,843,598,666	96.44%	105,038,092	14,185,410	457,016,257
Charles H. Noski	2,785,741,118	94.62%	158,323,336	18,753,920	457,020,052
Richard B. Payne, Jr.	2,893,934,376	98.20%	52,908,598	15,979,196	457,016,257
Juan A. Pujadas	2,890,811,859	98.05%	57,363,120	14,647,190	457,016,257
Ronald L. Sargent	2,790,486,978	94.69%	156,488,952	15,846,239	457,016,257
Charles W. Scharf	2,893,808,885	98.14%	54,819,458	14,193,827	457,016,257
Suzanne M. Vautrinot	2,858,349,525	96.94%	90,206,132	14,266,513	457,016,257

____________________________________________
1 Votes cast for the director nominee as a percentage of total votes cast for and against.

Advisory Resolution to Approve Executive Compensation

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,696,858,848	57.27%	1,240,390,969	25,571,752	457,016,857
Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2021

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,217,313,361	94.08%	188,351,847	14,173,218	0
Shareholder Proposal – Requesting that the Board Make Shareholder Proxy Access More Accessible

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
929,373,599	31.37%	2,009,614,122	23,833,549	457,017,157
Shareholder Proposal – Requesting the Board Amend the Company’s Certificate of Incorporation to become a Delaware Public Benefit Corporation

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
88,958,199	3.00%	2,836,760,647	37,003,324	457,116,257
Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
750,994,597	25.35%	2,178,802,688	33,020,989	457,020,152
Shareholder Proposal – Requesting the Company Conduct a Racial Equity Audit

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
381,910,091	12.89%	2,533,096,056	47,816,022	457,016,257

____________________________________________
2 Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 30, 2021	WELLS FARGO & COMPANY

		By:	/s/ ANTHONY R. AUGLIERA
Anthony R. Augliera
Executive Vice President, Deputy General Counsel and Secretary

4